UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2006

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Richard M. Phillips
Kirkpatrick & Lockhart Nicholson Graham LLP
Four Embarcadero Center, 10th Floor
San Francisco, CA 94111
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[Logo - American Funds®]

The right choice for the long term®

EuroPacific Growth Fund

Dealing with a changing Europe

[cover photo: Bridges over the Vltava River in Prague, Czech Republic]

Annual report for the year ended March 31, 2006

EuroPacific Growth Fund® seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin. About half of the world’s investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

This fund is one of the 29 American Funds. The organization ranks among the nation’s three largest mutual fund families. For nearly 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders, with results at a glance	1
The value of a long-term perspective	4
Feature article: Continental shift	6
Tapping global potential	12
Summary investment portfolio	13
Financial statements	18
Trustees and officers	35
The American Funds family	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Please see page 4 for Class A share returns with relevant sales charges deducted. Results for other share classes can be found on page 34. Please see the inside back cover for important information about other share classes.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 26 for details.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

On the cover: Bridges over the Vltava River in Prague, Czech Republic, including the Charles Bridge (second bridge from bottom), the city’s oldest. Built in 1357, it is the main pedestrian route connecting two important districts of the city.

[close up photo of bridges over the Vltava River in Prague, Czech Republic]

Fellow shareholders:

International stocks surged during the past 12 months, aided by rising corporate earnings and synchronized economic growth around the world. Virtually every market did better than the U.S., both in dollar and local currency terms.

EuroPacific Growth Fund did well in this environment, outpacing its primary market benchmarks, as well as the average return of its peers. For the 12 months ended March 31, 2006, the fund gained 30.3%, including reinvestment of the capital gain distribution of $1.32 a share and the dividend of 72 cents a share; both were paid in December.

That was ahead of the 28.1% total return of the unmanaged MSCI ACWI (All-Country World Index) Index,SM ex-USA, which measures 48 developed- and developing-country indexes. The Lipper International Funds Average, meanwhile, returned 26.3%. By way of comparison, U.S. stocks, as measured by the unmanaged Standard & Poor’s 500 Composite Index, rose 11.7%. (The market indexes have no expenses.)

As the table below shows, EuroPacific sustained its advantage over longer periods as well. We would note, however, that the fund’s 12-month gain, while more than welcome, is much higher than its annualized returns over periods of five years and longer. These timeframes are more reasonable measures of the fund’s success, and we would therefore urge shareholders not to extrapolate future returns from the past year’s extraordinary gains.

International markets soar

Underpinning the surge in international stocks were signs of a steady economic recovery around the world. Industrial production increased, unemployment fell and inflation remained well-contained. Companies that had restructured during difficult times began to realize the fruits of their efforts; the resulting leaner operations helped boost profit margins as demand increased. At the same time, rising interest rates in the United States and disruptions caused by Hurricane Katrina encouraged investors to look elsewhere for growth.

The dollar strengthened versus most major currencies during the year, nipping at returns for U.S. investors. Even in dollar terms, however, most markets posted double-digit gains. In Europe, a number of countries found themselves on firmer economic footing, with exports up and unemployment inching lower. Confidence was particularly high in Germany, which saw stock prices increase 28.7%.* Optimism also boosted stocks in the Netherlands (+25.1%), France (+23.0%) and Spain (+21.2%). Markets were more subdued in the United Kingdom (+14.7%) and Italy (+11.5%), both of which are struggling economically.

[Begin Sidebar]
Results at a glance

(for periods ended March 31, 2006, with all distributions reinvested)
	Total return	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

EuroPacific Growth Fund	+30.3%	+11.4%	+11.2%	+14.0%
MSCI ACWI (All-Country World Index) Index,SM ex-USA[2,3]	+28.1	+11.8	+7.4	—
Lipper International Funds Average[4]	+26.3	+9.3	+7.9	+11.5
MSCI EAFE® (Europe, Australasia, Far East) Index[2]	+24.9	+10.0	+6.8	+11.5

1 Since April 16, 1984.
2 Indexes are unmanaged.
3 The index did not exist prior to December 31, 1987.
4 Source: Lipper. Lipper averages do not include the effects of sales charges.
[End Sidebar]

Investors were particularly enthusiastic about prospects for Japan (+37.4%), where economic recovery finally seems to have taken root. The banking system has improved and prices of goods and real estate rose modestly, signaling an end to the country’s long run of deflation. Elsewhere in the region, Indian and South Korean stocks rose a remarkable 70.9% and 48.7%, respectively.

Finally, in the Americas, stock markets rewarded U.S. investors not only with absolute price gains but currency appreciation as well. The Mexican peso and the Canadian dollar each rose slightly against the U.S. dollar, contributing to overall stock increases of 63.5% and 34.8%, respectively. An influx of foreign investment pushed up the value of the Brazilian real by 23%, with stocks soaring 82.0% over the year.

A well-positioned portfolio

Good company selection contributed to EuroPacific’s above-average returns. Of the 237 stocks held over the full year, 197 rose in price. Many of the fund’s larger holdings outpaced both their industry categories and the markets in which they are traded. These included businesses as diverse as América Móvil (+99.2%), the Mexican wireless service provider; oil producer Petrobras (+96.7%) of Brazil; Kookmin Bank (+93.3%) of Korea; Swiss pharmaceutical firm Roche (+38.9%); Spanish fashion distributor Inditex (+29.1%); and Taiwan Semiconductor Manufacturing (+27.1%). Together, these six holdings account for over 9% of net assets.

Financial institutions continue to be EuroPacific’s largest sector concentration, at 22.8% of net assets. We began adding to stocks of Japanese banks more than a year ago; these were particularly strong, as lending rates improved. Noteworthy gainers included Mizuho Financial Group (+72.9%) and Shinhan Financial Group (+67.1%), while ORIX Corp., a consumer finance firm, appreciated more than 140% in price. Among other industries, stocks of energy companies rose alongside oil prices, and cyclical stocks — building materials, metals and automobiles — benefited from the positive global economic outlook.

Several sectors turned in mixed or muted results. Purveyors of food and personal products, such as Nestlé (+8.5%), Diageo (+11.9%) and L’Oreal (+10.1%), trailed broader markets, while prices for pharmaceutical stocks tended to rely on the fortunes of individual companies. Thus, Novo Nordisk (+11.7%) and Sanofi-Aventis (+12.8%) did not do nearly as well as Roche and AstraZeneca (+27.6%).

*Country and industry returns are based on MSCI indexes, expressed in U.S. dollars and assume reinvestment of dividends.

[Begin Sidebar]
Where the fund’s assets are invested
(percent invested by country)

EuroPacific Growth Fund invests primarily in the stocks of companies based in Europe and the Pacific Basin.1

	EuroPacific		MSCI EAFE
	Growth Fund		Index[2]
	(3/31/06)	(3/31/05)	(3/31/06)

Europe
Euro zone[3]	22.9%	26.2%	32.9%
United Kingdom	8.1	11.7	23.4
Switzerland	6.1	4.2	6.7
Russia	1.5	.1	—
Denmark	1.2	1.4	.7
Norway	1.2	2.3	.8
Hungary	.7	.7	—
Other Europe	.4	1.0	2.4
	42.1	47.6	66.9

Pacific Basin
Japan	17.7	16.4	25.4
South Korea	8.0	5.5	—
Taiwan	4.8	3.1	—
Mexico	2.7	2.5	—
Canada	2.7	3.3	—
Hong Kong	2.0	1.3	1.6
Australia	1.4	2.3	5.1
Indonesia	.7	.2	—
China	.6	.7	—
Singapore	.6	.4	.8
Other Pacific Basin	1.1	1.7	.2
	42.3	37.4	33.1

Other
Brazil	3.4	4.4	—
India	2.1	2.0	—
South Africa	1.2	.5	—
	6.7	6.9	—

Short-term securities &
other assets less
liabilities	8.9	8.1	—

Total	100.0%	100.0%	100.0%

1 A country is considered part of the Pacific Basin if any of its borders touches the Pacific Ocean.
2 The MSCI EAFE index, which measures 21 major markets outside North America, is weighted by market capitalization.
3 Countries using the euro as a common currency are: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain.
[End Sidebar]

A few areas finished the year in the red. Most European telecommunications holdings fared poorly, as pricing pressures and large expansion projects weighed on earnings. France Télécom (-24.9%), Vodafone (-21.0%) and Telefónica (-6.3%) all declined, although both Telekom Austria (+20.4%) and KPN of the Netherlands (+26.0%) managed to buck the downward trend. Media and food retailers also declined.

Actively managing the portfolio

During the year, market movements and new cash inflows led to some shifts in the portfolio. Our concentrations in technology companies and banks have been enhanced, both with new investments and additions to existing holdings. We substantially reduced our exposure to European telecommunications providers; at the same time, we increased our position in América Móvil. We also trimmed several large energy holdings that had risen substantially during the year, allowing us to sell into strength.

Diversifying risk

Even as we seek growth opportunities for the fund, we are ever mindful of risk. International investing can be challenging — accounting standards and political and economic conditions often vary widely by country or region. EuroPacific’s broad diversification, which is supported by intensive company research, allows us to capitalize on those differences while also helping us to mitigate risk. The fund’s geographic breakdown, shown in the tables at left, is the result of our research-driven, long-term investment approach.

Occasionally, a development will have a major influence on the global investment environment. That has been the case with the introduction of the euro, which has been adopted by 12 countries so far. The common currency has changed the way European businesses operate. It has also leveled the currency risk, and to some degree, the economic risks among these countries. The effect has been significant enough that we’ve combined the euro zone countries in our geographic tables. We believe this provides a more accurate portrait of our global view, both in terms of risk and opportunities. (We invite you to read about how Europe’s economic union has affected companies, in the article that begins on page 6.)

[photo from rooftop level of the National Theatre in Prague - spires from a nearby building in the foreground]

Searching the globe for value

Looking forward, economic growth appears to be gaining traction around the world. Japan’s financial ship may be righting itself at last — businesses are expanding as exports have surged, although the country still faces demographic and political challenges. Europe is expanding as well, albeit at a modest pace. Consumer spending, which has been weak across the Continent, could improve as corporate profits make their way to workers. The greatest growth, of course, is coming from developing countries in Asia and South America. These countries are not only supplying new markets for developed-country businesses but are also nurturing their own world-class companies.

With its flexibility to invest anywhere outside the United States, EuroPacific is in a good position to capture this potential. We are choosing carefully, however. The surge in international stocks has flattened valuations among markets somewhat, making individual stock selection paramount. Fortunately, there are many good companies to be found, and our global research network helps us uncover value.

Finally, we are pleased to note that EuroPacific’s shareholder family has grown to 2.4 million accounts — an increase of 25% over the past 12 months. We welcome those of you who have recently joined us, and look forward to serving all of our shareholders in the years to come.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman of the Board

/s/ Mark Denning
Mark Denning
President
May 9, 2006

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on a $10,000 investment.1 Thus the net amount invested was $9,425.2

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmark.

Average annual total returns based on a $1,000 investment* (for periods ended March 31, 2006)

	1 year	5 years	10 years

Class A shares	+22.77%	+10.10%	+10.54%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 26 for details.

[begin mountain chart]

			EuroPacific Growth Fund, with dividends reinvested (4)			MSCI EAFE® Index, with dividends reinvested (5)			Consumer Price Index (inflation) (5,6)

	Initial Investment	04/16/84	$9,425			$10,000			$10,000
1985	Low	07/23/84	8,696	Low	7/23/1984	8,155	Low	04/30/84	$10,000
	Hi	03/28/85	9,955	Hi	03/31/85	10,348	Hi	03/31/85	10,320
	Close	03/31/85	9,941	Close	03/31/85	10,348	Close	03/31/85	10,320

1986	Low	04/08/85	9,775	Low	4/9/1985	10,115	Low	04/30/85	10,369
	Hi	03/21/86	15,364	Hi	03/31/86	19,228	Hi	01/31/86	10,630
	Close	03/31/86	15,357	Close	03/31/86	19,228	Close	03/31/86	10,553

1987	Low	07/22/86	15,634	Low	4/7/1986	18,448	Low	04/30/86	10,533
	Hi	03/27/87	19,887	Hi	3/27/1987	31,405	Hi	03/31/87	10,873
	Close	03/31/87	19,813	Close	03/31/87	31,010	Close	03/31/87	10,873

1988	Hi	10/08/87	24,499	Low	5/15/1987	36,006	Low	04/30/87	10,931
	Low	12/11/87	17,992	Hi	11/11/1987	28,389	Hi	03/31/88	11,300
	Close	03/31/88	21,422	Close	03/31/88	36,219	Close	03/31/88	11,300

1989	Low	09/01/88	21,189	Low	9/1/1988	32,906	Low	04/30/88	11,358
	Hi	02/09/89	24,835	Hi	2/15/1989	42,276	Hi	03/31/89	11,862
	Close	03/31/89	24,569	Close	03/31/89	40,521	Close	03/31/89	11,862

1990	Low	06/13/89	24,282	Hi	1/4/1990	45,031	Low	04/30/89	11,940
	Hi	12/06/89	28,391	Low	3/22/1990	35,487	Hi	03/31/90	12,483
	Close	03/31/90	28,742	Close	03/31/90	35,924	Close	03/31/90	12,483

1991	Hi	07/18/90	33,103	Hi	7/18/1990	41,149	Low	04/30/90	12,502
	Low	01/16/91	27,795	Low	9/28/1990	31,065	Hi	03/31/91	13,094
	Close	03/31/91	31,359	Close	03/31/91	36,954	Close	03/31/91	13,094

1992	Low	08/19/91	30,061	Hi	4/5/1991	39,005	Low	04/30/91	13,113
	Hi	02/28/92	36,033	Low	8/19/1991	33,192	Hi	03/31/92	13,511
	Close	03/31/92	35,033	Close	03/31/92	34,104	Close	03/31/92	13,511

1993	Hi	06/02/92	37,465	Low	4/9/1992	31,837	Low	04/30/92	13,531
	Low	11/17/92	33,764	Hi	03/31/93	38,199	Hi	03/31/93	13,928
	Close	03/31/93	37,728	Close	03/31/93	38,199	Close	03/31/93	13,928

1994	Low	04/02/93	37,813	Low	4/1/1993	38,858	Low	04/30/93	13,967
	Hi	02/02/94	50,611	Hi	2/1/1994	49,726	Hi	03/31/94	14,277
	Close	03/31/94	47,638	Close	03/31/94	46,923	Close	03/31/94	14,277

1995	Hi	09/02/94	51,011	Hi	9/2/1994	51,327	Low	04/30/94	14,297
	Low	01/31/95	46,642	Low	1/23/1995	45,815	Hi	03/31/95	14,685
	Close	03/31/95	47,974	Close	03/31/95	49,912	Close	03/31/95	14,685

1996	Low	04/03/95	47,928	Low	4/3/1995	48,779	Low	04/30/95	14,733
	Hi	03/25/96	57,612	Hi	03/31/96	56,237	Hi	03/31/96	15,102
	Close	03/31/96	57,494	Close	03/31/96	56,237	Close	03/31/96	15,102

1997	Low	07/24/96	57,229	Low	7/24/1996	54,497	Low	04/30/96	15,160
	Hi	03/11/97	67,625	Hi	11/22/1996	59,311	Hi	03/31/97	15,519
	Close	03/31/97	66,627	Close	03/31/97	57,223	Close	03/31/97	15,519

1998	Hi	10/03/97	77,523	Low	4/14/1997	54,799	Low	05/31/97	15,529
	Low	01/12/98	67,131	Hi	3/26/1998	68,910	Hi	03/31/98	15,732
	Close	03/31/98	80,601	Close	3/31/1998	68,053	Close	03/31/98	15,732

1999	Hi	04/15/98	83,900	Low	10/5/1998	55,377	Low	04/30/98	15,761
	Low	10/05/98	65,404	Hi	1/6/1999	74,483	Hi	03/31/99	16,004
	Close	03/31/99	87,198	Close	3/31/1999	72,385	Close	03/31/99	16,004

2000	Low	04/01/99	87,833	Low	5/27/1999	71,259	Low	06/30/99	16,120
	Hi	03/29/00	137,516	Hi	1/3/2000	91,555	Hi	03/31/00	16,605
	Close	03/31/00	134,560	Close	3/31/2000	90,772	Close	03/31/00	16,605

2001	Hi	04/10/00	134,710	Hi	4/10/2000	90,057	Low	04/30/00	16,615
	Low	03/22/01	94,189	Low	3/22/2001	64,090	Hi	03/31/01	17,090
	Close	03/31/01	96,853	Close	3/31/2001	67,471	Close	03/31/01	17,090

2002	Hi	05/21/01	104,778	Hi	5/1/2001	73,098	Low	12/31/01	17,139
	Low	09/21/01	79,958	Low	9/21/2001	52,949	Hi	03/31/02	17,342
	Close	03/31/02	94,302	Close	3/31/2002	61,921.4	Close	03/31/02	17,342

2003	Hi	05/17/02	96,306	Hi	5/17/2002	64,118	Low	04/30/02	17,439
	Low	03/12/03	69,809	Low	3/12/2003	45,088	Hi	03/31/03	17,866
	Close	03/31/03	72,463	Close	3/31/2003	47,710	Close	03/31/03	17,866

2004	Low	04/01/03	73,091	Low	4/1/2003	48,153	Low	05/31/03	17,798
	High	03/01/04	114,695	High	2/17/2004	76,639	Hi	03/31/04	18,177
	Close	03/31/04	113,848	Close	3/31/2004	75,453	Close	03/31/04	18,177

2005	Low	05/17/04	103,225	Low	5/17/2004	69,649	Low	04/30/04	18,235
	High	03/04/05	132,976	High	3/8/2005	90,551	Hi	03/31/05	18,749
	Close	03/31/05	127,604	Close	3/31/2005	87,143	Close	03/31/05	18,749

2006	Low	04/28/05	123,628	Low	5/17/2005	84,069	Low
	High	03/30/06	166,244	High	3/30/2006	109,681	Hi
	Close	03/31/06	166,207	Close	3/31/2006	108,874	Close
[end mountain chart]

Year ended March 31	1985[3]	1986	1987	1988	1989	1990	1991
TOTAL VALUE
Dividends reinvested	$69	35	118	491	316	527	656
Value at year-end	$9,941	15,357	19,813	21,422	24,569	28,742	31,359
Total return	(0.6)%	54.5	29.0	8.1	14.7	17.0	9.1

Year ended March 31	1992	1993	1994	1995	1996	1997	1998
TOTAL VALUE
Dividends reinvested	$611	538	515	715	1,131	1,062	1,155
Value at year-end	$35,033	37,728	47,638	47,974	57,494	66,627	80,601
Total return	11.7	7.7	26.3	0.7	19.8	15.9	21.0

Year ended March 31	1999	2000	2001	2002	2003	2004	2005
TOTAL VALUE
Dividends reinvested	$991	841	637	2,209	836	1,083	1,796
Value at year-end	$87,198	134,560	96,853	94,302	72,463	113,848	127,604
Total return	8.2	54.3	(28.0)	(2.6)	(23.2)	57.1	12.1

Year ended March 31	2006
TOTAL VALUE
Dividends reinvested	$2,575
Value at year-end	$166,207
Total return	30.3

Average annual total return for fund’s lifetime: 13.7%4

The results shown are before taxes on fund distributions and sale of fund shares.

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 8.5% prior to July 1, 1988.
3 For the period April 16, 1984 (commencement of operations) through March 31, 1985.
4 Includes reinvested dividends of $18,906 and reinvested capital gain distributions of $39,639.
5 The indexes are unmanaged and do not reflect sales charges, commissions or expenses.
6 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

[photo of a cobblestone street with retail stores in Europe]

Continental shift: How businesses are dealing with a changing Europe

With the Maastricht Treaty, which went into effect in 1993, Europe took a momentous step toward transforming itself into a single economic power. Touching on issues as wide-ranging as trade, terrorism, foreign investment and immigration, its goal was to intertwine the fortunes of countries that for decades, even centuries, had maintained strong national interests.

[photo of various bridges over a body of water in a European city]
[photo of various country flags flying from flagpoles]
[photo of people walking in a terminal]

Although the process has a way to go, the European Union (EU) has made significant progress. Goods, labor and capital now move relatively freely through a borderless continent. This financial integration was accelerated, in 2000, with the adoption of the single currency, the euro.

Today, the EU is a massive presence. It consists of 25 member countries with a combined population of 450 million, and produces one quarter of the world’s goods and services. Thus far, 12 countries have adopted the euro.

As its name implies, EuroPacific Growth Fund has always invested a substantial portion of its assets in Europe. Currently, these holdings account for about 40% of the fund’s net assets and represent some 95 companies across a range of industries. All of these businesses have had to negotiate the changes wrought by the ongoing union of Europe. At the same time, globalization has had a powerful impact on how they position themselves for the future. Many have risen to the challenge to emerge as world leaders in their industries.

On the following pages, we’ll discuss the state of the European Union, how businesses are dealing with change and what EuroPacific’s investment professionals consider when they choose investments for the fund.

The move to consolidate

“One litmus test of the success of the Maastricht Treaty is that no one really thinks about it anymore,” says Mark Denning, EuroPacific’s president and a portfolio counselor. “Free trade within Europe is simply a given today.”

[Begin Sidebar]
“Forging a powerful global presence has always been a principal aim of the common market.”

Gina Despres
Vice Chairman
[End Sidebar]

Indeed, restrictions on intra-Europe movement of goods and services have been eased considerably over the past decade: Trade tariffs have been abolished and many regulatory and bureaucratic barriers have been lowered. National industries that were once fiercely guarded, such as water, gas and telecommunications, have been liberalized, and judicial cooperation has given the European Commission the muscle to enforce cross-border business transactions.

That openness has generally been a boon for European companies. “Ten years ago, a Dutch business that wanted to expand into France essentially had to build a mini-company there, with its own warehouse and management,” says portfolio counselor Tim Dunn. “Dealing with the red tape was not only time-consuming, it made those companies less efficient, hence less profitable. Today the situation is more analogous to the U.S., where companies can expand based on distribution flows rather than national borders. This has allowed them to improve efficiencies and take advantage of economies of scale — which has in turn made them more attractive investments.”

As Europe has integrated, so too have many companies. Lower interest rates have spurred a wave of mergers and acquisitions across the Continent: The value of these deals reached a record $1 trillion in 2005. Tellingly, the companies that have been most affected — telecoms, utilities and banks — had, in many cases, once been closely held national monopolies.

While many of the barriers have been chiseled away, however, Europe’s economic walls have not completely tumbled yet. Individual countries still control a number of areas affecting business, such as tax rates and labor laws. The latter has been an especially contentious issue, particularly in countries such as Germany, France and Italy, which have historically granted workers generous pay packages and benefits. Higher wages and rigid hiring practices put pressure on profit margins. Paradoxically, because companies are slow to add employees, these protections also contribute to the high unemployment rates in those countries.

Some of these difficulties are starting to ease in Germany, where working hours have lengthened and wages have fallen slightly. These measures have begun to bear fruit. Job vacancies are increasing and profit gains are being passed along to employees in the form of bonuses.

[photo of a shipping container being loaded onto a flatbed truck - other shipping containers in the background]
[photo of a refinery near a body of water - a ship nearby]

[Begin Sidebar]
“Because Europe’s domestic markets aren’t growing as quickly, companies have to look elsewhere for growth. That has often made them more nimble than their U.S. counterparts.”

Rob Lovelace
Portfolio counselor
[End Sidebar]

Complicating matters is a tough economic environment, notably a sluggish consumer sector and the aftermath of a recession from 2000 to 2002. Ironically, these difficulties served as the catalyst for corporate growth. “The recession really forced managements’ feet to the fire,” explains Mark. “Companies have had to take drastic steps just to stay afloat. Many of them restructured or reduced costs by moving a portion of their operations to cheaper markets.”

As a result, even though Europe’s economies are only gradually recovering, European companies have managed to burst through the darkness. Corporate profits have climbed sharply in recent years, and stock prices have climbed along with them. (Please see the chart below.) Individual stock selection has been key in this market — an investment environment to which EuroPacific’s research-intensive, company-by-company approach is particularly well suited.

[Begin Sidebar]
European strength in stocks

In the 13 years since the Maastricht Treaty first began opening borders throughout Europe, stocks have done very well, in many cases outstripping the U.S. or broader international markets.
[begin bar chart]
	International	Europe	U.S.
1993	12.01%	5.32%	14.71%
1994	22.84	19.98	1.70
1995	6.37	10.68	16.13
1996	12.67	19.29	33.18
1997	1.75	22.92	20.62
1998	18.93	42.44	48.72
1999	6.37	4.89	21.05
2000	25.40	18.82	17.74
2001	-25.67	-22.50	-23.94
2002	-8.22	-4.95	-0.19
2003	-22.95	-25.54	-25.23
2004	58.15	54.60	34.99
2005	15.49	20.88	6.96
2006	24.94	21.22	12.39
[end bar chart]
Returns, as of March 31 of each year, are measured in U.S. dollars and include reinvestment of dividends. Source for international stocks: MSCI EAFE index; source for U.S. and European stocks: MSCI U.S. and Europe indexes, respectively.
[End Sidebar]

[photo of a train platform - a train coming into the station]

A global impact

The greatest incentive for change, however, may lie beyond EU borders. “Forging a powerful global presence has always been a principal aim of the common market,” says Gina Despres, EuroPacific’s vice chairman. “The belief has been that removing internal barriers will encourage businesses to grow and become more innovative, which should make them more globally competitive.” In fact, taken as a bloc, the EU countries are now the world’s largest exporters of goods and services — more than $1.3 trillion worth — about one-fifth of which are destined for the United States.

Most of EuroPacific’s European holdings do a significant portion of their business abroad. Some are truly global: Pharmaceutical firms such as Roche, Novo-Nordisk and Sanofi-Aventis research and license their products in every corner of the world; that they are based in Switzerland, Denmark and France, respectively, is essentially immaterial. Other companies in the portfolio once served a largely domestic market, but have been aggressively expanding into different regions.

[Begin Sidebar]
One portfolio, a world of experience

When a fund invests around the world, as EuroPacific does, it benefits from investment professionals who thoroughly know those regions. American Funds’ unique management structure sets the stage for that strength.

“There’s a real value to being close to where the action is taking place,” says the fund’s vice chairman, Gina Despres. “EuroPacific portfolio counselors and analysts work and live in real time in the areas where they are investing. This is very different from a single manager running a fund out of a single office.”

Each one of EuroPacific’s eight portfolio counselors manages a portion of the fund’s assets as if it were an entire fund, keeping within overall objectives. Another portion of the fund is managed by the research analysts, who invest in their areas of expertise. The ability to pursue ideas and act independently, without having to reach consensus or get approval from other portfolio counselors, differentiates the multiple portfolio counselor system from a team-based approach.

“This is not ‘management by committee,’” says portfolio counselor Rob Lovelace. “We all have different strengths and biases — and the system allows us each to act on our high-conviction ideas, which might not be what the group as a whole would choose. It’s good for the fund and good for the shareholders.”

At the same time, the system is structured so that counselors share information and work as a whole. They do not compete against each other; rather, they are evaluated on the fund’s overall success, not just the success of their own particular portion of the portfolio.

“It’s an old cliché of ‘making one plus one equal three,’ but we do get more value out of this system,” said EuroPacific president and portfolio counselor Mark Denning. “It allows for individual flair and convictions, but it also encourages people to work together. Shareholders have really benefited from that duality.”

Size is another aspect where multiple managers can add value. When a fund’s assets grow, portfolio counselors can be added, keeping portions manageable. EuroPacific is a large fund, with more than $80 billion in assets. “For one person, managing a portfolio of that size could be a real challenge,” notes Rob, “but being in charge of a smaller pool of that money allows each of us to continue to invest nimbly.”

	Years with American Funds	Years of investment
Portfolio counselors	and affiliates	experience

Steve Bepler	34	40
Mark Denning	24	24
Robert Lovelace	21	21
Timothy Dunn	16	20
Carl Kawaja	15	18
Alwyn Heong	14	18
Nick Grace	12	16
Sung Lee	12	12

Years of experience as of June 2006.
[End Sidebar]

Developing a global outlook is nothing new for European businesses, explains portfolio counselor Rob Lovelace. “Because Europe’s domestic markets aren’t growing as quickly, companies have to look elsewhere for growth. That has often made them more nimble than their U.S. counterparts, which have been able to fall back on a huge domestic clientele. Nokia, for instance, which derives only a tiny portion of its revenues from its Finnish home market, produced the first mobile phone with Chinese characters.” These globally oriented companies offer investors another incentive: less risky access to fast-growing developing markets. Siemens, the giant German conglomerate, has been meeting China’s needs for high-tech industrial infrastructure. Telefónica, the Spanish service provider, has not only been a beneficiary of Spain’s fiscal health, but also does significant business in Latin America. “As investors, that gives us a double benefit,” Rob says.

Globalization works two ways, of course. Even as European companies have profited, they have also had to protect themselves from incursions from abroad, notably from Asia. Countries dominated by low-cost manufacturing, such as Italy and Portugal, have been badly undercut by cheaper production in China. Compounding their difficulties is their inability to devalue their currency to make goods more competitive. The euro’s exchange rate is fixed by the European Central Bank.

[photo of a worker in a factory]
[photo of a street market inside a warehouse]
[photo of a city street from above at dusk]

New entrants into the Union

In May 2004, the European Union admitted 10 new member states. (Bulgaria, Croatia, Macedonia, Romania and Turkey are being considered for 2007.) These latest, mostly Eastern European, entrants receive billions of euros to develop transportation and other infrastructure, and are rapidly modernizing. They have also provided fertile hunting ground for larger European countries — both as sources of cheaper labor and as markets for new business.

German companies have embraced these new relationships with particular enthusiasm. Roughly half of them have plants in Eastern Europe. Among EuroPacific’s holdings, Allianz, the insurance giant, has pushed aggressively into Eastern Europe, where it now has a major presence. Continental AG, a leading supplier of automotive components, relocated a number of its German tire factories to Romania and other developing countries; the moves have reduced the cost base and widened profit margins.

Banks present another sector that has looked to Eastern Europe for growth. The region, which entered the EU “under-banked” and with very low housing growth, offers enormous potential for suppliers of capital. Unicredito, based in Italy, is now a primary lender in central and eastern Europe. Having recently acquired Hypovereinsbank of Germany, Unicredito plans to move the back offices of both banks to Bulgaria, thus enhancing both its cost savings and its customer base.

[photo: view looking between two glass-paneled buildings to street level from above]

[Begin Sidebar]
EuroPacific’s largest European holdings

Company	Percent of net assets

Roche Holdings	2.6%
Novo-Nordisk	1.1
AstraZeneca	1.1
Unified Energy Systems of Russia	1.0
Nestlé	1.0
ING Groep	1.0
Allianz	.9
Sanofi-Aventis	.8
Siemens	.8
[End Sidebar]

In order to succeed in these new markets, businesses must pay close attention to local culture. “Companies may view themselves as pan-European,” says Mark, “but they also acknowledge different tastes of individual countries.” That’s literally true for food manufacturers and retailers, which carefully research local preferences in order to win consumers. Thus, Nescafé in France tastes slightly different from Nescafé in Hungary, and the nearly 200 Tesco supermarkets that dot Eastern Europe cater specifically to local buying patterns.

Creating shareholder value

Corporations have become sensitive to another type of market as well — the stock market. With European equities reaching a market capitalization of $12.5 trillion, corporate managements are increasingly focused on creating value for their shareholders.

This is a fairly recent development. When portfolio counselor Steve Bepler made his first research call on a European company, in the early 1970s, he encountered managements that were often entrenched and not terribly forward thinking. “Many businesses were partly owned by the national governments in those days,” he recalls, “which gave them little incentive to look at costs or operate strategically. That was very different from what was happening at the time in Japan, which was quickly becoming an export powerhouse.” Reliable information was difficult to come by — accounting standards varied by country, disclosure requirements were minimal and few reports were translated into English. In addition, foreign investors were often restricted to nonvoting shares. “The investment culture simply wasn’t there in Europe,” Steve says. “In many cases, I was the first analyst that management had ever seen — not just the first American analyst, but any analyst, period.”

Today, of course, international travel is commonplace and information widely available. Corporate managements pay close attention to balance sheets to maximize return on capital. Companies pay, and increase, dividends, and share buybacks are becoming more common. Accounting standards are now uniform and on a par with the U.S. in their demand for transparency. Stock culture has trickled down to European citizens as well. Where 10 years ago relatively few individuals invested in equities, today, unit trusts (the European equivalent of mutual funds) are immensely popular — with about 6.6 trillion euros ($7.8 trillion) under management.

It comes down to the companies

Given that little more than a decade has passed since borders have opened, Europe has made good progress in its effort to unite. The process is far from complete, of course, and there have been bumps in the road. Last year, both the Netherlands and France rejected the EU constitution, and more recently, protesters in France have resisted proposed modifications to its labor laws. “The nation-state has proved to be a pretty robust institution,” says Gina. “While commercial mobility is progressing fairly well, it could take decades, even a generation, for Europe to unify politically. In the meantime, a great deal of healthy debate is taking place.”

EuroPacific’s investment professionals are staying abreast of these developments, but they view them through a narrow lens. As we have emphasized many times, EuroPacific invests in companies, not countries or regions. Decisions are made from the bottom up, and are based on the potential merits of individual businesses, regardless of where they are located.

As Tim Dunn explains, this distinction is crucial. “When I’m deciding how to invest, I don’t say, ‘Germany looks attractive, so what should I buy there?’ Rather, economic or political events may lead me to decide that this is a good time to look at certain German companies that I’ve been following for many years. The macro picture is more of a backdrop than a starting point. At the same time, I know that well-managed companies will have the resources to weather and even profit from change.”

Tapping global potential

1981	-1%	U.S. stock market	-4%	All major stock markets outside North America
1982	-1%	All major stock markets outside North America	22%	U.S. stock market
1983	25%	U.S. stock market	22%	All major stock markets outside North America
1984	8%	U.S. stock market	6%	All major stock markets outside North America
1985	57%	U.S. stock market	33%	All major stock markets outside North America
1986	70%	U.S. stock market	18%	All major stock markets outside North America
1987	25%	U.S. stock market	4%	All major stock markets outside North America
1988	29%	U.S. stock market	16%	All major stock markets outside North America
1989	11%	All major stock markets outside North America	31%	U.S. stock market
1990	-23%	All major stock markets outside North America	-2%	U.S. stock market
1991	12%	All major stock markets outside North America	31%	U.S. stock market
1992	-12%	All major stock markets outside North America	7%	U.S. stock market
1993	33%	U.S. stock market	10%	All major stock markets outside North America
1994	8%	U.S. stock market	2%	All major stock markets outside North America
1995	12%	All major stock markets outside North America	38%	U.S. stock market
1996	6%	All major stock markets outside North America	24%	U.S. stock market
1997	2%	All major stock markets outside North America	34%	U.S. stock market
1998	20%	All major stock markets outside North America	31%	U.S. stock market
1999	27%	U.S. stock market	22%	All major stock markets outside North America
2000	-14%	All major stock markets outside North America	-13%	U.S. stock market
2001	-21%	All major stock markets outside North America	-12%	U.S. stock market
2002	-16%	U.S. stock market	-23%	All major stock markets outside North America
2003	39%	U.S. stock market	29%	All major stock markets outside North America
2004	21%	U.S. stock market	11%	All major stock markets outside North America
2005	14%	U.S. stock market	6%	All major stock markets outside North America

The table above compares total returns for the unmanaged MSCI EAFE® (Europe, Australasia, Far East) and U.S. indexes over the past 25 calendar years. Figures in red represent U.S. stocks; those in black show stocks in major markets outside North America.

A world of opportunity

With about half of the world’s investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 14 of the past 25 calendar years.

Tempered volatility

Diversifying among many markets can also help investors mitigate fluctuations in the value of their investments. Over the past 25 calendar years, the least volatile equity portfolio would have been composed of approximately 65% U.S. stocks and 35% non-U.S. stocks (rebalanced monthly), and been nearly as rewarding as one invested entirely in U.S. stocks. (Volatility is measured by annualized standard deviation, based on monthly returns, a measure of how returns have varied from the mean over time.)

Active management

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research expertise of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.

Summary investment portfolio

March 31, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification	Percent of net assets
Financials	22.77%
Consumer discretionary	12.58
Information technology	11.39
Health care	7.96
Telecommunication services	7.61
Other industries	28.76
Convertible securities & warrants	0.06
Short-term securities & other assets less liabilities	8.87
[end pie chart]

	Shares	Market	Percent
		value	of net
Common stocks - 91.07%		(000)	assets

Financials - 22.77%
Kookmin Bank	16,803,310	$1,451,006	1.79
ING Groep NV	19,733,017	779,740.96
Allianz AG	4,311,335	720,006.89
Mitsubishi UFJ Financial Group, Inc.	43,978	672,446.83
Sun Hung Kai Properties Ltd.	62,729,000	637,040.78
BNP Paribas	5,959,356	553,669
BNP Paribas (1)	540,725	48,533.74
UBS AG	5,403,398	593,334.73
Shinhan Financial Group Co., Ltd.	12,200,900	546,253.67
Banco Santander Central Hispano, SA	35,864,805	523,834.65
UniCredito Italiano SpA (Italy)	61,795,000	447,313
UniCredito Italiano SpA (Germany)	10,000,000	71,878.64
Banco Itaú Holding Financeira SA, preferred nominative	15,056,000	445,485.55
Banco Bradesco SA, preferred nominative	11,967,800	428,860.53
Other securities		10,571,288	13.01
		18,490,685	22.77

Consumer discretionary - 12.58%
Industria de Diseno Textil, SA	17,719,915	684,084.84
Toyota Motor Corp.	11,122,600	607,529.75
Mediaset SpA	49,429,411	582,358.72
Vivendi Universal	16,942,448	581,989.72
Continental AG	4,977,500	548,119.68
LG Electronics Inc.	5,805,850	470,874.58
Honda Motor Co., Ltd.	7,042,150	436,096.54
Swatch Group Ltd, non-registered shares	1,650,246	277,002.53
Swatch Group Ltd	4,367,061	152,032
Other securities		5,871,849	7.22
		10,211,932	12.58

Information technology - 11.39%
Samsung Electronics Co., Ltd.	1,526,475	989,789
Samsung Electronics Co., Ltd., nonvoting preferred	48,800	24,988	1.25
Taiwan Semiconductor Manufacturing Co. Ltd.	443,816,406	879,088
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	10,800,200	108,650	1.22
Hon Hai Precision Industry Co., Ltd.	133,057,418	825,143	1.02
Hynix Semiconductor Inc. (1)	18,507,940	550,514.68
Rohm Co., Ltd.	4,623,700	489,000.60
Toshiba Corp.	78,028,000	453,374.56
Murata Manufacturing Co., Ltd.	6,377,500	431,776.53
Other securities		4,493,383	5.53
		9,245,705	11.39

Health care - 7.96%
Roche Holding AG	14,394,700	2,142,482	2.64
Novo Nordisk A/S	14,772,550	919,533	1.13
AstraZeneca PLC (Sweden)	11,286,617	569,181
AstraZeneca PLC (United Kingdom)	5,725,000	288,551	1.06
Sanofi-Aventis	7,160,800	681,349.84
Other securities		1,865,812	2.29
		6,466,908	7.96

Telecommunication services - 7.61%
América Móvil SA de CV, Series L (ADR)	33,648,000	1,152,780
América Móvil SA de CV, Series L	21,540,000	36,748	1.47
Koninklijke KPN NV	54,855,000	618,355.76
Vodafone Group PLC	285,094,779	597,071.74
Telekom Austria AG	19,619,056	462,526.57
Other securities		3,307,810	4.07
		6,175,290	7.61

Energy - 6.83%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	9,263,000	802,824
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	1,068,850	85,348	1.09
Norsk Hydro ASA	3,375,000	467,834
Norsk Hydro ASA (ADR)	250,000	34,585.62
MOL Magyar Olaj- és Gázipari Rt.	4,846,200	497,649.61
Canadian Natural Resources, Ltd.	8,180,000	454,873.56
Royal Dutch Shell PLC	9,583,091	311,789
Royal Dutch Shell PLC (ADR)	1,874,848	122,146.53
Other securities		2,769,750	3.42
		5,546,798	6.83

Consumer staples - 6.03%
Nestlé SA	2,802,250	831,586	1.02
Seven & I Holdings Co., Ltd.	16,087,000	636,811.78
Koninklijke Ahold NV (1)	70,836,332	557,236.69
Other securities		2,868,245	3.54
		4,893,878	6.03

Materials - 5.17%
Nitto Denko Corp.	6,179,900	524,441.65
Bayer AG	12,655,000	507,111.62
Other securities		3,169,796	3.90
		4,201,348	5.17

Industrials - 4.77%
Siemens AG	6,854,000	640,028.79
Asahi Glass Co., Ltd.	38,439,000	574,365.71
Other securities		2,658,609	3.27
		3,873,002	4.77

Utilities - 2.93%
RAO Unified Energy System of Russia (GDR)	12,315,100	841,121	1.04
E.ON AG	3,948,000	434,560.54
Other securities		1,103,425	1.35
		2,379,106	2.93

Miscellaneous - 3.03%
Other common stocks in initial period of acquisition		2,457,274	3.03

Total common stocks (cost: $51,199,754,000)		73,941,926	91.07

	Shares	Market	Percent
	amount	value	of net
Warrants - 0.04%		(000)	assets

Financials - 0.04%
ING Groep NV, warrants, expire 2008 (1)	1,730,000	$33,342.04

Total warrants (cost: $46,430,000)		33,342.04

		Market	Percent
		value	of net
Convertible securities - 0.02%		(000)	assets

Financials - 0.02%		$16,800.02

Total convertible securities (cost: $20,366,000)		16,800.02

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 8.63%	(000)	(000)	assets

Federal Home Loan Bank 4.373%-4.65% due 4/17-6/7/2006	$490,900	$487,415.60
ING (U.S.) Funding LLC 4.54%-4.69% due 4/11-5/25/2006	169,600	168,980.21
Nestlé Capital Corp. 4.51%-4.52% due 4/4-4/12/2006 (2)	82,400	82,309
Alcon Capital Corp. 4.50% due 4/7/2006 (2)	50,000	49,956.16

Other securities		6,217,180	7.66

Total short-term securities (cost: $7,005,349,000)		7,005,840	8.63

Total investment securities (cost: $58,271,899,000)		80,997,908	99.76
Other assets less liabilities		198,222.24

Net assets		$81,196,130	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $2,977,871,000, which represented 3.67% of the net assets of the fund.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at March 31, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:

Investment securities at market (cost: $58,271,899)		$80,997,908
Cash denominated in non-U.S. currencies
(cost: $38,245)		38,181
Cash		20,405
Receivables for:
Sales of investments	$311,254
Sales of fund's shares	459,557
Dividends and interest	199,246	970,057
		82,026,551
Liabilities:
Payables for:
Purchases of investments	522,603
Repurchases of fund's shares	229,194
Investment advisory services	25,984
Services provided by affiliates	23,017
Deferred trustees' compensation	2,460
Other fees and expenses	27,163	830,421
Net assets at March 31, 2006		$81,196,130

Net assets consist of:
Capital paid in on shares of beneficial interest		$55,619,863
Distributions in excess of net investment income		(202,944)
Undistributed net realized gain		3,079,039
Net unrealized appreciation		22,700,172
Net assets at March 31, 2006		$81,196,130

Shares of beneficial interest issued and outstanding - unlimited shares authorized (1,842,105 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share(*	)

Class A	$50,209,018	1,135,892	$44.20
Class B	1,393,719	31,884	43.71
Class C	2,696,874	62,217	43.35
Class F	6,685,530	151,765	44.05
Class 529-A	386,618	8,788	44.00
Class 529-B	64,398	1,483	43.42
Class 529-C	164,097	3,782	43.38
Class 529-E	23,919	547	43.75
Class 529-F	23,233	528	43.98
Class R-1	65,702	1,518	43.29
Class R-2	735,283	16,958	43.36
Class R-3	4,336,420	99,376	43.64
Class R-4	5,352,243	122,512	43.69
Class R-5	9,059,076	204,855	44.22
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $46.90 and $46.68, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended March 31, 2006	(dollars in thousands	)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $141,426)	$1,285,694

Interest (net of non-U.S. taxes of $5)	207,777	$1,493,471

Fees and expenses:(*)
Investment advisory services	279,176
Distribution services	179,141
Transfer agent services	33,116
Administrative services	30,330
Reports to shareholders	1,290
Registration statement and prospectus	3,054
Postage, stationery and supplies	3,281
Trustees' compensation	792
Auditing and legal	222
Custodian	18,716
State and local taxes	843
Other	384
Total fees and expenses before reimbursements/waivers	550,345
Less reimbursement/waiver of fees and expenses:
Investment advisory services	27,918
Administrative services	630
Total fees and expenses after reimbursements/waivers		521,797
Net investment income		971,674

Net realized gain and unrealized
appreciation on investments
and non-U.S. currency:
Net realized gain (loss) on:
Investments	4,899,166
Non-U.S. currency transactions	(29,647)	4,869,519
Net unrealized appreciation (depreciation) on:
Investments	11,586,333
Non-U.S. currency translations	(2,435)	11,583,898
Net realized gain and
unrealized appreciation
on investments and non-U.S. currency		16,453,417
Net increase in net assets resulting
from operations		$17,425,091

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended March 31
	2006	2005
Operations:
Net investment income	$971,674	$578,352
Net realized gain on investments and
non-U.S. currency transactions	4,869,519	2,670,830
Net unrealized appreciation
on investments and non-U.S. currency translations	11,583,898	2,265,511
Net increase in net assets
resulting from operations	17,425,091	5,514,693

Dividends and distributions paid to
shareholders:
Dividends from net investment income and non-U.S. currency gains	(1,165,183)	(716,189)
Distributions from net realized gain
on investments	(2,179,508)	-
Total dividends and distributions paid
to shareholders	(3,344,691)	(716,189)

Capital share transactions	12,951,237	7,477,962

Total increase in net assets	27,031,637	12,276,466

Net assets:
Beginning of year	54,164,493	41,888,027
End of year (including
distributions in excess of
net investment income: $(202,944) and $(45,469),
respectively)	$81,196,130	$54,164,493

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended March 31, 2006, non-U.S. taxes paid on realized gains were $24,719,000. As of March 31, 2006, non-U.S. taxes provided on unrealized gains were $24,556,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of March 31, 2006, the cost of investment securities for federal income tax purposes was $58,964,431,000.

During the year ended March 31, 2006, the fund reclassified $36,141,000 from undistributed net realized gains to undistributed net investment income; and reclassified $107,000 from undistributed net investment income and $238,786,000 from undistributed net realized gains to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains	$497,121
Loss deferrals related to non-U.S. currency that were realized during the period November 1, 2005, through March 31, 2006	(10,673)
Undistributed short-term capital gains	1,161,715
Undistributed long-term capital gains	1,922,922
Gross unrealized appreciation on investment securities	22,812,119
Gross unrealized depreciation on investment securities	(778,642)
Net unrealized appreciation on investment securities	22,033,477

Undistributed net investment income and non-U.S. currency gains above include non-U.S. currency losses of $3,693,000 that were realized during the period November 1, 2004, through March 31, 2005. During the year ended March 31, 2006, the fund realized, on a tax basis, a net capital gain of $4,834,998,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended March 31, 2006			Year ended March 31, 2005
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$759,044	$1,397,736	$2,156,780	$522,903	$-	$522,903
Class B	13,272	38,144	51,416	7,662	-	7,662
Class C	24,151	69,543	93,694	12,061	-	12,061
Class F	93,903	173,956	267,859	49,621	-	49,621
Class 529-A	5,281	9,692	14,973	2,348	-	2,348
Class 529-B	546	1,718	2,264	270	-	270
Class 529-C	1,435	4,253	5,688	603	-	603
Class 529-E	274	589	863	119	-	119
Class 529-F	327	577	904	132	-	132
Class R-1	599	1,547	2,146	240	-	240
Class R-2	6,864	18,799	25,663	2,902	-	2,902
Class R-3	50,412	106,965	157,377	23,867	-	23,867
Class R-4	70,568	130,147	200,715	31,595	-	31,595
Class R-5	138,507	225,842	364,349	61,866	-	61,866
Total	$1,165,183	$2,179,508	$3,344,691	$716,189	$-	$716,189

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.405% on such assets in excess of $71 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended March 31, 2006, total investment advisory services fees waived by CRMC were $27,918,000. As a result, the fee shown on the accompanying financial statements of $279,176,000, which was equivalent to an annualized rate of 0.435%, was reduced to $251,258,000, or 0.391% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2006, unreimbursed expenses subject to reimbursement totaled $13,749,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended March 31, 2006, the total administrative services fees paid by CRMC were $1,000 and $629,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended March 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$104,956	$32,322	Not applicable	Not applicable	Not applicable
Class B	11,134	794	Not applicable	Not applicable	Not applicable
Class C	19,614	Included in administrative services	$2,830	$352	Not applicable
Class F	12,411		5,310	557	Not applicable
Class 529-A	461		238	29	$272
Class 529-B	488		43	22	49
Class 529-C	1,177		104	44	118
Class 529-E	82		15	2	16
Class 529-F	3		14	2	16
Class R-1	398		57	21	Not applicable
Class R-2	3,881		771	2,011	Not applicable
Class R-3	15,515		4,530	934	Not applicable
Class R-4	9,021		5,526	115	Not applicable
Class R-5	Not applicable		6,281	51	Not applicable
Total	$179,141	$33,116	$25,719	$4,140	$471

Deferred trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $792,000, shown on the accompanying financial statements, includes $363,000 in current fees (either paid in cash or deferred) and a net increase of $429,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended March 31, 2006
Class A	$8,534,230	212,260	$2,043,046	49,977	$(7,057,998)	(179,258)	$3,519,278	82,979
Class B	251,424	6,302	49,103	1,213	(103,791)	(2,660)	196,736	4,855
Class C	862,304	21,782	90,002	2,240	(231,111)	(5,932)	721,195	18,090
Class F	2,239,413	56,190	234,046	5,745	(792,274)	(19,984)	1,681,185	41,951
Class 529-A	124,997	3,132	14,973	368	(10,656)	(266)	129,314	3,234
Class 529-B	13,939	354	2,264	56	(1,558)	(40)	14,645	370
Class 529-C	51,016	1,300	5,688	141	(6,419)	(163)	50,285	1,278
Class 529-E	8,384	211	863	21	(708)	(17)	8,539	215
Class 529-F	7,844	195	904	22	(847)	(21)	7,901	196
Class R-1	39,340	988	2,142	53	(13,441)	(350)	28,041	691
Class R-2	336,231	8,570	25,635	638	(115,279)	(2,947)	246,587	6,261
Class R-3	2,149,181	54,390	157,301	3,895	(965,574)	(24,801)	1,340,908	33,484
Class R-4	2,523,838	63,546	200,459	4,961	(856,006)	(21,686)	1,868,291	46,821
Class R-5	3,672,179	91,973	354,930	8,684	(888,777)	(22,271)	3,138,332	78,386
Total net increase
(decrease)	$20,814,320	521,193	$3,181,356	78,014	$(11,044,439)	(280,396)	$12,951,237	318,811

Year ended March 31, 2005
Class A	$6,368,083	191,318	$487,060	14,175	$(5,554,993)	(168,189)	$1,300,150	37,304
Class B	193,292	5,893	7,274	213	(69,186)	(2,113)	131,380	3,993
Class C	582,150	17,757	11,548	341	(115,140)	(3,500)	478,558	14,598
Class F	1,528,316	46,074	43,192	1,261	(451,133)	(13,620)	1,120,375	33,715
Class 529-A	80,293	2,409	2,348	69	(5,367)	(161)	77,274	2,317
Class 529-B	11,969	367	270	8	(719)	(22)	11,520	353
Class 529-C	33,743	1,025	603	18	(3,273)	(99)	31,073	944
Class 529-E	4,422	133	119	3	(335)	(10)	4,206	126
Class 529-F	5,238	159	132	4	(862)	(27)	4,508	136
Class R-1	22,982	695	240	7	(3,933)	(122)	19,289	580
Class R-2	229,096	6,970	2,900	86	(59,582)	(1,829)	172,414	5,227
Class R-3	1,409,987	42,745	23,844	701	(347,312)	(10,487)	1,086,519	32,959
Class R-4	1,692,744	51,340	31,296	921	(367,006)	(11,172)	1,357,034	41,089
Class R-5	2,246,312	66,636	60,479	1,760	(623,129)	(18,573)	1,683,662	49,823
Total net increase
(decrease)	$14,408,627	433,521	$671,305	19,567	$(7,601,970)	(229,924)	$7,477,962	223,164

(*) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $28,613,334,000 and $21,015,456,000, respectively, during the year ended March 31, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 3/31/2006	$35.63	$.62	$9.99	$10.61	$(.72)	$(1.32)	$(2.04)	$44.20	30.25%	$50,209			.81%		.76%		1.58%
Year ended 3/31/2005	32.26	.43	3.45	3.88	(.51)	-	(.51)	35.63	12.08	37,515			.83		.82		1.31
Year ended 3/31/2004	20.78	.29	11.50	11.79	(.31)	-	(.31)	32.26	57.11	32,759			.87		.87		1.08
Year ended 3/31/2003	27.23	.25	(6.46)	(6.21)	(.24)	-	(.24)	20.78	(23.16)	20,143			.90		.90		1.06
Year ended 3/31/2002	28.72	.33	(1.16)	(.83)	(.66)	-	(.66)	27.23	(2.63)	27,765			.88		.88		1.21
Class B:
Year ended 3/31/2006	35.29	.32	9.88	10.20	(.46)	(1.32)	(1.78)	43.71	29.32	1,394			1.55		1.51		.82
Year ended 3/31/2005	32.00	.18	3.41	3.59	(.30)	-	(.30)	35.29	11.24	954			1.58		1.56		.55
Year ended 3/31/2004	20.65	.08	11.41	11.49	(.14)	-	(.14)	32.00	55.95	737			1.62		1.62		.31
Year ended 3/31/2003	27.09	.07	(6.43)	(6.36)	(.08)	-	(.08)	20.65	(23.79)	387			1.68		1.68		.28
Year ended 3/31/2002	28.56	.11	(1.14)	(1.03)	(.44)	-	(.44)	27.09	(3.34)	422			1.65		1.65		.41
Class C:
Year ended 3/31/2006	35.04	.27	9.82	10.09	(.46)	(1.32)	(1.78)	43.35	29.21	2,697			1.64		1.60		.71
Year ended 3/31/2005	31.81	.14	3.40	3.54	(.31)	-	(.31)	35.04	11.16	1,546			1.67		1.65		.44
Year ended 3/31/2004	20.58	.06	11.37	11.43	(.20)	-	(.20)	31.81	55.76	939			1.70		1.70		.19
Year ended 3/31/2003	27.07	.05	(6.42)	(6.37)	(.12)	-	(.12)	20.58	(23.80)	275			1.74		1.74		.19
Year ended 3/31/2002	28.56	.06	(1.14)	(1.08)	(.41)	-	(.41)	27.07	(3.53)	178			1.77		1.77		.22
Class F:
Year ended 3/31/2006	35.52	.59	9.97	10.56	(.71)	(1.32)	(2.03)	44.05	30.22	6,686			.84		.80		1.50
Year ended 3/31/2005	32.18	.40	3.45	3.85	(.51)	-	(.51)	35.52	12.01	3,901			.90		.89		1.20
Year ended 3/31/2004	20.75	.27	11.48	11.75	(.32)	-	(.32)	32.18	57.02	2,449			.92		.92		.97
Year ended 3/31/2003	27.23	.24	(6.46)	(6.22)	(.26)	-	(.26)	20.75	(23.21)	861			.94		.94		1.00
Year ended 3/31/2002	28.72	.26	(1.11)	(.85)	(.64)	-	(.64)	27.23	(2.71)	580			.95		.95		.98
Class 529-A:
Year ended 3/31/2006	35.49	.58	9.97	10.55	(.72)	(1.32)	(2.04)	44.00	30.21	387			.85		.80		1.47
Year ended 3/31/2005	32.15	.39	3.46	3.85	(.51)	-	(.51)	35.49	12.04	197			.91		.89		1.18
Year ended 3/31/2004	20.74	.27	11.47	11.74	(.33)	-	(.33)	32.15	57.00	104			.91		.91		.98
Year ended 3/31/2003	27.23	.23	(6.45)	(6.22)	(.27)	-	(.27)	20.74	(23.22)	33			.94		.94		.98
Period from 2/15/2002 to 3/31/2002	26.02	.11	1.10	1.21	-	-	-	27.23	4.88	4			.13		.13		.42
Class 529-B:
Year ended 3/31/2006	35.09	.25	9.82	10.07	(.42)	(1.32)	(1.74)	43.42	29.10	64			1.71		1.67		.64
Year ended 3/31/2005	31.86	.10	3.40	3.50	(.27)	-	(.27)	35.09	11.01	39			1.80		1.79		.30
Year ended 3/31/2004	20.61	.02	11.38	11.40	(.15)	-	(.15)	31.86	55.61	24			1.83		1.83		.06
Year ended 3/31/2003	27.21	.02	(6.43)	(6.41)	(.19)	-	(.19)	20.61	(23.91)	8			1.86		1.86		.07
Period from 2/19/2002 to 3/31/2002	25.54	.08	1.59	1.67	-	-	-	27.21	6.77	1			.20		.20		.29
Class 529-C:
Year ended 3/31/2006	35.08	.24	9.83	10.07	(.45)	(1.32)	(1.77)	43.38	29.11	164			1.70		1.66		.63
Year ended 3/31/2005	31.86	.10	3.40	3.50	(.28)	-	(.28)	35.08	11.02	88			1.79		1.78		.31
Year ended 3/31/2004	20.61	.02	11.39	11.41	(.16)	-	(.16)	31.86	55.66	50			1.82		1.82		.07
Year ended 3/31/2003	27.20	.02	(6.42)	(6.40)	(.19)	-	(.19)	20.61	(23.88)	15			1.84		1.84		.08
Period from 2/15/2002 to 3/31/2002	26.02	.09	1.09	1.18	-	-	-	27.20	4.77	1			.22		.22		.35
Class 529-E:
Year ended 3/31/2006	35.33	.45	9.91	10.36	(.62)	(1.32)	(1.94)	43.75	29.77	24			1.18		1.13		1.13
Year ended 3/31/2005	32.04	.28	3.43	3.71	(.42)	-	(.42)	35.33	11.63	12			1.26		1.24		.84
Year ended 3/31/2004	20.69	.17	11.44	11.61	(.26)	-	(.26)	32.04	56.45	7			1.28		1.28		.61
Year ended 3/31/2003	27.23	.15	(6.44)	(6.29)	(.25)	-	(.25)	20.69	(23.48)	2			1.30		1.30		.66
Period from 3/7/2002 to 3/31/2002	27.39	.06	(.22)	(.16)	-	-	-	27.23	(.36)	-		(5)	.09		.09		.23
Class 529-F:
Year ended 3/31/2006	35.45	.64	9.96	10.60	(.75)	(1.32)	(2.07)	43.98	30.39	23			.70		.66		1.63
Year ended 3/31/2005	32.13	.36	3.44	3.80	(.48)	-	(.48)	35.45	11.89	12			1.01		.99		1.09
Year ended 3/31/2004	20.74	.24	11.48	11.72	(.33)	-	(.33)	32.13	56.79	6			1.02		1.02		.82
Period from 9/16/2002 to 3/31/2003	22.67	.16	(1.83)	(1.67)	(.26)	-	(.26)	20.74	(7.57)	1			1.05	(6)	1.05	(6)	1.31	(6)
Class R-1:
Year ended 3/31/2006	$35.04	$.26	$9.82	$10.08	$(.51)	$(1.32)	$(1.83)	$43.29	29.16%	$66			1.65%		1.61%		.66%
Year ended 3/31/2005	31.89	.11	3.43	3.54	(.39)	-	(.39)	35.04	11.18	29			1.72		1.68		.34
Year ended 3/31/2004	20.67	.04	11.41	11.45	(.23)	-	(.23)	31.89	55.72	8			1.82		1.71		.15
Period from 6/17/2002 to 3/31/2003	26.26	.06	(5.41)	(5.35)	(.24)	-	(.24)	20.67	(20.56)	1			2.84	(6)	1.73	(6)	.32	(6)
Class R-2:
Year ended 3/31/2006	35.07	.26	9.83	10.09	(.48)	(1.32)	(1.80)	43.36	29.20	735			1.76		1.60		.68
Year ended 3/31/2005	31.86	.14	3.41	3.55	(.34)	-	(.34)	35.07	11.17	375			1.90		1.64		.42
Year ended 3/31/2004	20.64	.05	11.40	11.45	(.23)	-	(.23)	31.86	55.78	174			2.08		1.67		.17
Period from 5/31/2002 to 3/31/2003	27.34	.10	(6.55)	(6.45)	(.25)	-	(.25)	20.64	(23.80)	29			2.33	(6)	1.70	(6)	.53	(6)
Class R-3:
Year ended 3/31/2006	35.23	.46	9.89	10.35	(.62)	(1.32)	(1.94)	43.64	29.85	4,336			1.15		1.11		1.18
Year ended 3/31/2005	31.96	.30	3.42	3.72	(.45)	-	(.45)	35.23	11.68	2,321			1.18		1.16		.89
Year ended 3/31/2004	20.68	.15	11.45	11.60	(.32)	-	(.32)	31.96	56.46	1,052			1.29		1.29		.51
Period from 5/21/2002 to 3/31/2003	27.64	.17	(6.86)	(6.69)	(.27)	-	(.27)	20.68	(24.40)	63			1.35	(6)	1.31	(6)	.87	(6)
Class R-4:
Year ended 3/31/2006	35.25	.57	9.91	10.48	(.72)	(1.32)	(2.04)	43.69	30.20	5,352			.87		.83		1.45
Year ended 3/31/2005	31.95	.39	3.44	3.83	(.53)	-	(.53)	35.25	12.04	2,668			.90		.88		1.17
Year ended 3/31/2004	20.63	.27	11.41	11.68	(.36)	-	(.36)	31.95	57.00	1,106			.92		.92		.92
Period from 6/7/2002 to 3/31/2003	26.69	.22	(6.00)	(5.78)	(.28)	-	(.28)	20.63	(21.87)	76			.96	(6)	.96	(6)	1.27	(6)
Class R-5:
Year ended 3/31/2006	35.64	.69	10.02	10.71	(.81)	(1.32)	(2.13)	44.22	30.56	9,059			.58		.53		1.74
Year ended 3/31/2005	32.26	.50	3.47	3.97	(.59)	-	(.59)	35.64	12.38	4,507			.59		.58		1.51
Year ended 3/31/2004	20.78	.35	11.51	11.86	(.38)	-	(.38)	32.26	57.49	2,473			.61		.61		1.27
Period from 5/15/2002 to 3/31/2003	27.55	.26	(6.74)	(6.48)	(.29)	-	(.29)	20.78	(23.71)	782			.63	(6)	.63	(6)	1.31	(6)

	Year ended March 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	35%	30%	25%	29%	27%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5),
CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Amount less than $1 million.
(6) Annualized.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary investment portfolio, as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended March 31, 2002, were audited by other auditors whose report, dated April 30, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
May 11, 2006

Tax information

unaudited
We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended March 31, 2006.

During the fiscal year ended, the fund paid a long-term capital gain distribution of $2,179,508,000.

The amount of foreign taxes passed through to shareholders for the fiscal year was $162,423,000. Foreign source income earned by the fund for the fiscal year was $1,593,921,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates $1,450,550,000 of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $2,425,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $8,422,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Expense example

unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005, through March 31, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/2005	Ending account value 3/31/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,151.28	$4.02	.75%
Class A -- assumed 5% return	1,000.00	1,021.19	3.78	.75
Class B -- actual return	1,000.00	1,147.21	8.03	1.50
Class B -- assumed 5% return	1,000.00	1,017.45	7.54	1.50
Class C -- actual return	1,000.00	1,146.78	8.51	1.59
Class C -- assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class F -- actual return	1,000.00	1,151.47	4.18	.78
Class F -- assumed 5% return	1,000.00	1,021.04	3.93	.78
Class 529-A -- actual return	1,000.00	1,151.57	4.24	.79
Class 529-A -- assumed 5% return	1,000.00	1,020.99	3.98	.79
Class 529-B -- actual return	1,000.00	1,146.59	8.83	1.65
Class 529-B -- assumed 5% return	1,000.00	1,016.70	8.30	1.65
Class 529-C -- actual return	1,000.00	1,146.27	8.72	1.63
Class 529-C -- assumed 5% return	1,000.00	1,016.80	8.20	1.63
Class 529-E -- actual return	1,000.00	1,149.36	5.95	1.11
Class 529-E -- assumed 5% return	1,000.00	1,019.40	5.59	1.11
Class 529-F -- actual return	1,000.00	1,152.10	3.27	.61
Class 529-F -- assumed 5% return	1,000.00	1,021.89	3.07	.61
Class R-1 -- actual return	1,000.00	1,146.67	8.62	1.61
Class R-1 -- assumed 5% return	1,000.00	1,016.90	8.10	1.61
Class R-2 -- actual return	1,000.00	1,146.79	8.51	1.59
Class R-2 -- assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class R-3 -- actual return	1,000.00	1,149.65	5.95	1.11
Class R-3 -- assumed 5% return	1,000.00	1,019.40	5.59	1.11
Class R-4 -- actual return	1,000.00	1,151.23	4.45	.83
Class R-4 -- assumed 5% return	1,000.00	1,020.79	4.18	.83
Class R-5 -- actual return	1,000.00	1,152.90	2.84	.53
Class R-5 -- assumed 5% return	1,000.00	1,022.29	2.67	.53

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s amended Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2006. The agreement had recently been amended to add additional advisory fee breakpoints if and when the fund’s net assets exceed $55 billion and $71 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed — During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single issue or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services — The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal and fund accounting and treasury functions.

3. Investment results

The board and the committee considered the fund’s investment results in light of its primary objective of providing long-term growth of capital. They also considered information regarding the selection of indexes and funds comparable to the fund. The board and the committee reviewed the fund’s absolute investment results, as well as the fund’s relative investment results measured against: (i) the Lipper International Funds Index (the Lipper category that includes the fund), (ii) the MSCI EAFE Index and (iii) a comparison group of the other funds in the Lipper International Funds Index as of July 31, 2005. The board and the committee noted that for the 10-year period ended July 31, 2005, the fund’s investment results exceeded those of both indexes and the average and median results of the comparison group. The board and the committee also considered the volatility of the fund’s results, as well as the investment risks assumed by the fund relative to comparable market indexes and funds.

4. Advisory fees and total expenses

The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of other funds in the Lipper International Funds Index, as well as a comparison group of the other funds in the Lipper International Funds Index. The board and the committee observed that the fund’s advisory fees and total expenses (each as a percentage of average net assets) were among the lowest of all 29 funds in that comparison group (with the second lowest ratio of total operating expenses to average net assets, not including 12b-1 expenses). The board and the committee also noted the new additional advisory fee breakpoints if and when the fund’s net assets exceed $55 billion and $71 billion, as well as the 5% advisory fee waiver that CRMC put into effect September 1, 2004, which was increased to 10% on April 1, 2005.

The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee also received information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund. The board and the committee concluded that the nature, extent and quality of services provided by CRMC, including its investment record, the fund’s cost structure and low level of fees, benefit and are in the best interests of the fund and, along with the consideration of other factors, support approval of the agreement.

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2006:
	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+24.32%	+10.30%	+3.38%
Not reflecting CDSC	+29.32%	+10.57%	+3.38%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+28.21%	+10.46%	+10.13%
Not reflecting CDSC	+29.21%	+10.46%	+10.13%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+30.22%	+11.34%	+11.01%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+22.71%	—	+14.36%
Not reflecting maximum sales charge	+30.21%	—	+16.02%

Class 529-B shares†— first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+24.10%	—	+15.25%
Not reflecting CDSC	+29.10%	—	+15.56%

Class 529-C shares†— first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+28.11%	—	+15.01%
Not reflecting CDSC	+29.11%	—	+15.01%

Class 529-E shares*†— first sold 3/7/02	+29.77%	—	+14.40%

Class 529-F shares*†— first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+30.39%	—	+23.58%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 26 for details.

*These shares are sold without any initial or contingent deferred sales charge.
†Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Board of trustees

“Non-interested” trustees

	Year first
	elected
	a trustee
Name and age	of the fund[1]	Principal occupation(s) during past five years

Elisabeth Allison, 59	1991	Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances); Business negotiator, Harvard Medical School

Vanessa C.L. Chang, 53	2004
Director, El & El Investments (real estate); former President and CEO, ResolveItNow.com (insurance-related Internet company); former Senior Vice President, Secured Capital Corporation (real estate investment bank); former Partner, KPMG LLP (independent registered public accounting firm)

Robert A. Fox, 69	1984	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Jae H. Hyun, 57	2004	Chairman of the Board, Tong Yang Major Corp. (holding company of Tong Yang Group companies)

Koichi Itoh, 65	1994	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

William H. Kling, 64	1987	President, American Public Media Group

John G. McDonald, 69	1984	Professor of Finance, Graduate School of Business, Stanford University

William I. Miller, 50	1992	Chairman of the Board and CEO, Irwin Financial
Chairman of the Board (Independent and Non-Executive)		Corporation

Alessandro Ovi, 62	2002	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Adviser to the President of the European Commission; former CEO, Tecnitel (subsidiary of a telecommunications company)

Kirk P. Pendleton, 66	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 70	2004	Director of companies; Chair (non-executive), Baltic-American Enterprise Fund; former co-chair, Atlantic Council of the United States

“Non-interested” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Elisabeth Allison, 59	3	Color Kinetics, Inc.

Vanessa C.L. Chang, 53	3	None

Robert A. Fox, 69	7	Chemtura Corporation

Jae H. Hyun, 57	3	Tong Yang Investment Bank; Tong Yang Magic Inc.; Tong Yang Major Corp.; Tong Yang Systems Corp.

Koichi Itoh, 65	5	None

William H. Kling, 64	8	Irwin Financial Corporation

John G. McDonald, 69	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

William I. Miller, 50	3	Cummins, Inc.
Chairman of the Board (Independent and Non-Executive)

Alessandro Ovi, 62	3	Assicurazioni Generali; Guala Closures SpA; Korn & Ferry Europe (Advisory Board); ST Microelectronics; Telecom Italia Media

Kirk P. Pendleton, 66	6	None

Rozanne L. Ridgway, 70	3	Boeing; 3M Corporation; Emerson Electric; Manpower, Inc.; Sara Lee Corporation

“Interested” trustees[4]

	Year first elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the series

Gina H. Despres, 64	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President, Capital Strategy Research, Inc.[5]

Mark E. Denning, 48	1994	Director, Capital Research and Management
President		Company; Senior Vice President, Capital Research Company[5]

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	trustee	Other directorships[3] held by trustee

Gina H. Despres, 64	4	None
Vice Chairman of the Board

Mark E. Denning, 48
President	1	None

Other officers[6]
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund[1]	the principal underwriter of the fund

Stephen E. Bepler, 63	1984	Senior Vice President, Capital Research Company[5]
Executive Vice President

Robert W. Lovelace, 43	1996	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Chairman of the Board, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Michael J. Downer, 51	2004	Vice President and Secretary, Capital Research and
Vice President		Management Company; Secretary and Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Nicholas J. Grace, 40	2004	Senior Vice President, Capital Research Company[5]
Vice President

Alwyn Heong, 46	1998	Senior Vice President and Director, Capital
Vice President		Research Company[5]

Carl M. Kawaja, 41	2003	Senior Vice President, Capital Research Company;[5]
Vice President		Director, Capital International, Inc.;[5] Director, Capital International Asset Management[5]

Sung Lee, 39	2003	Executive Vice President and Director, Capital
Vice President		Research Company[5]

Vincent P. Corti, 49	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

R. Marcia Gould, 51	1993	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Jennifer M. Buchheim, 32	2005	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.
6 All of the officers listed, except Nicholas J. Grace and Sung Lee, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Kirkpatrick & Lockhart Nicholson Graham LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in EuroPacific Growth Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.04 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete March 31, 2006, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[Logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 75 years, we have sought to provide consistently superior long-term investment results for American Funds shareholders. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We buy stocks and bonds of well-managed companies at reasonable prices and hold them for the long term.

• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed more than 45 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

29 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
> EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds               Capital Research and Management                     Capital International                     Capital Guardian                 Capital Bank and Trust

Lit. No. MFGEAR-916-0506P

Litho in USA BG/AL/8055-S4702

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Vanessa C.L. Chang, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$81,000
2006	$89,000
b) Audit-Related Fees:
2005	$6,000
2006	$17,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	$9,000
2006	$15,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2005	none
2006	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	$327,000
2006	$359,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	None
2006	None
d) All Other Fees:
2005	None
2006	$36,000
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,250,000 for fiscal year 2005 and $858,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments
[Logo - American Funds®]

EuroPacific Growth Fund®
Investment portfolio

March 31, 2006

Common stocks — 91.07%	Shares	Market value (000)

FINANCIALS — 22.77%
Kookmin Bank	16,803,310	$1,451,006
ING Groep NV	19,733,017	779,740
Allianz AG	4,311,335	720,006
Mitsubishi UFJ Financial Group, Inc.	43,978	672,446
Sun Hung Kai Properties Ltd.	62,729,000	637,040
BNP Paribas	5,959,356	553,669
BNP Paribas[1]	540,725	48,533
UBS AG	5,403,398	593,334
Shinhan Financial Group Co., Ltd.	12,200,900	546,253
Banco Santander Central Hispano, SA	35,864,805	523,834
UniCredito Italiano SpA (Italy)	61,795,000	447,313
UniCredito Italiano SpA (Germany)	10,000,000	71,878
Banco Itaú Holding Financeira SA, preferred nominative	15,056,000	445,485
Banco Bradesco SA, preferred nominative	11,967,800	428,860
ABN AMRO Holding NV	13,263,019	397,723
HSBC Holdings PLC (United Kingdom)	13,747,439	230,568
HSBC Holdings PLC (Hong Kong)	8,998,436	150,643
Mitsui Sumitomo Insurance Co., Ltd.	27,031,000	367,623
ORIX Corp.	1,057,000	329,078
ORIX Corp. (ADR)	189,600	29,445
Macquarie Bank Ltd.	7,444,164	344,553
Mitsui Trust Holdings, Inc.	21,427,000	313,251
Sompo Japan Insurance Inc.	21,399,000	310,296
Unibanco-União de Bancos Brasileiros SA, units (GDR)	4,166,500	307,946
DnB NOR ASA	22,555,000	303,871
Hongkong Land Holdings Ltd.	80,980,300	301,247
Mizuho Financial Group, Inc.	36,060	294,986
AXA	8,204,200	287,987
Erste Bank der oesterreichischen Sparkassen AG	3,091,800	179,921
Erste Bank der oesterreichischen Sparkassen AG1	1,738,686	102,549
Société Générale	1,798,000	270,458
Swire Pacific Ltd.	27,195,500	266,193
Credit Suisse Group	4,665,000	261,671
Royal Bank of Scotland Group PLC	7,911,244	257,533
Housing Development Finance Corp. Ltd.	8,542,500	256,736
QBE Insurance Group Ltd.	14,700,760	230,175
DEPFA BANK PLC	12,890,000	229,672
NIPPONKOA Insurance Co., Ltd.	24,280,000	221,515
Millea Holdings, Inc.	11,063	218,967
Hypo Real Estate Holding AG	3,188,540	218,633
Hana Financial Holdings	4,497,778	212,945
HBOS PLC	12,505,955	208,877
Sumitomo Mitsui Financial Group, Inc.	17,590	194,249
Crédit Agricole SA	4,870,000	189,543
Bank of Nova Scotia	4,600,000	184,536
Sampo OYJ	8,154,100	171,678
Sberbank (Savings Bank of the Russian Federation) (GDR)	1,107,500	163,910
Samsung Fire & Marine Insurance Co., Ltd.	1,200,950	158,833
FirstRand Ltd.	48,000,000	156,225
PartnerRe Holdings Ltd.	2,437,850	151,366
Lloyds TSB Group PLC	14,562,900	139,333
Takefuji Corp.	2,118,000	133,320
Mitsubishi Estate Co., Ltd.	5,550,000	131,537
Banco Bilbao Vizcaya Argentaria, SA	6,206,200	129,538
AIFUL Corp.	1,901,200	125,810
DBS Group Holdings Ltd.	12,450,000	125,555
Zurich Financial Services[1]	532,000	124,933
ICICI Bank Ltd.	6,982,300	92,467
ICICI Bank Ltd. (ADR)	1,111,300	30,761
PT Bank Mandiri (Persero) Tbk[2]	606,602,500	113,252
Westfield Group	9,236,563	113,026
Promise Co., Ltd.	1,844,700	111,572
ForeningsSparbanken AB	3,938,500	111,216
Cathay Financial Holding Co., Ltd.	61,550,000	110,141
Westpac Banking Corp.	5,119,760	87,269
Woori Finance Holdings Co., Ltd. (Korea)	4,000,000	79,457
State Bank of India	3,200,000	69,676
China Construction Bank Corp.[1]	115,773,300	54,086
Fairfax Financial Holdings Ltd.	500,000	53,209
Chinatrust Financial Holding Co., Ltd.	70,063,513	49,826
Brookfield Asset Management Inc.	750,500	41,335
Malayan Banking Bhd.	13,150,300	39,285
Wharf (Holdings) Ltd.	7,800,000	28,649
Security Capital European Realty[1,2,3]	39,607	633
		18,490,685

CONSUMER DISCRETIONARY — 12.58%
Industria de Diseno Textil, SA	17,719,915	684,084
Toyota Motor Corp.	11,122,600	607,529
Mediaset SpA	49,429,411	582,358
Vivendi Universal	16,942,448	581,989
Continental AG	4,977,500	548,119
LG Electronics Inc.	5,805,850	470,874
Honda Motor Co., Ltd.	7,042,150	436,096
Swatch Group Ltd, non-registered shares	1,650,246	277,002
Swatch Group Ltd	4,367,061	152,032
Hyundai Motor Co.	4,906,120	412,546
Kingfisher PLC	93,422,191	388,871
SEGA SAMMY HOLDINGS INC.	9,170,000	372,346
Sony Corp.	7,070,000	327,315
Bridgestone Corp.	13,747,000	286,688
News Corp. Inc., Class A	15,109,826	250,974
News Corp. Inc., Class B	1,848,614	32,462
Porsche AG, nonvoting preferred	280,000	268,117
British Sky Broadcasting Group PLC	27,222,638	255,490
Compagnie Générale des Etablissements Michelin	3,798,000	238,694
Suzuki Motor Corp.	9,396,867	215,924
DSG International PLC	65,779,418	210,929
NOK Corp.	6,845,000	184,324
Esprit Holdings Ltd.	23,100,000	179,813
Carnival PLC	3,450,000	169,690
Fuji Heavy Industries Ltd.	25,777,000	151,526
Nikon Corp.	8,259,000	148,033
Cie. Financière Richemont AG, units	3,058,816	146,596
Rakuten, Inc.	154,400	140,340
Renault SA	1,198,700	127,496
Koninklijke Philips Electronics NV	3,750,000	126,771
Grupo Televisa, SA, ordinary participation certificates (ADR)	5,929,600	117,999
Volkswagen AG, nonvoting preferred	1,333,000	73,176
Volkswagen AG	423,965	32,020
HYUNDAI MOBIS	1,177,800	104,252
Yamada Denki Co., Ltd.	849,000	97,867
JCDecaux SA1	3,528,700	95,509
Reed Elsevier NV	6,648,100	95,328
Pearson PLC	6,324,272	87,713
Sekisui House, Ltd.	4,780,000	71,302
Reed Elsevier PLC	7,300,000	70,034
Daito Trust Construction Co., Ltd.	1,315,000	68,587
Premiere AG1	3,618,000	64,246
Li & Fung Ltd.	24,388,000	55,003
Daiwa House Industry Co., Ltd.	2,960,300	51,300
Marks and Spencer Group PLC	4,500,000	43,524
Agfa-Gevaert NV	1,900,000	36,203
Funai Electric Co., Ltd.	285,000	28,180
Publishing & Broadcasting Ltd.	2,270,000	28,102
NEXT PLC	385,000	11,041
Kesa Electricals PLC	709,926	3,850
Antena 3 Televisión, SA	64,652	1,668
TI Automotive Ltd.[1,2]	3,197,300	—
		10,211,932

INFORMATION TECHNOLOGY — 11.39%
Samsung Electronics Co., Ltd.	1,526,475	989,789
Samsung Electronics Co., Ltd., nonvoting preferred	48,800	24,988
Taiwan Semiconductor Manufacturing Co. Ltd.	443,816,406	879,088
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	10,800,200	108,650
Hon Hai Precision Industry Co., Ltd.	133,057,418	825,143
Hynix Semiconductor Inc.[1]	18,507,940	550,514
Rohm Co., Ltd.	4,623,700	489,000
Toshiba Corp.	78,028,000	453,374
Murata Manufacturing Co., Ltd.	6,377,500	431,776
Hoya Corp.	8,920,000	359,922
Nippon Electric Glass Co., Ltd.	13,969,000	347,682
Tokyo Electron Ltd.	4,545,700	313,550
High Tech Computer Corp.	11,400,000	312,329
AU Optronics Corp.	195,305,000	294,054
LG.Philips LCD Co., Ltd.[1]	6,343,360	285,960
Chi Mei Optoelectronics Corp.	187,659,598	264,884
Hirose Electric Co., Ltd.	1,830,000	257,276
Nintendo Co., Ltd.	1,600,200	239,242
Acer Inc.	102,306,000	188,439
Canon, Inc.	2,652,600	175,533
Mediatek Incorporation	14,673,324	169,994
SAP AG	760,000	164,903
Powerchip Semiconductor Corp.	278,750,000	163,404
Quanta Computer Inc.	70,346,000	115,681
TDK Corp.	1,525,000	114,906
Yahoo Japan Corp.	181,200	110,518
Advanced Semiconductor Engineering, Inc.	116,643,491	110,482
Compal Electronics, Inc.	102,759,000	105,099
Wipro Ltd.	8,000,000	100,665
Infosys Technologies Ltd.	1,480,000	99,201
SOFTBANK CORP.	2,224,600	65,196
ASML Holding NV1	2,500,000	51,060
ASML Holding NV (New York registered)[1]	213,000	4,339
Konica Minolta Holdings, Inc.	2,928,000	37,359
Ricoh Co., Ltd.	1,125,000	21,980
livedoor Co., Ltd.[1]	21,906,152	19,725
		9,245,705

HEALTH CARE — 7.96%
Roche Holding AG	14,394,700	2,142,482
Novo Nordisk A/S	14,772,550	919,533
AstraZeneca PLC (Sweden)	11,286,617	569,181
AstraZeneca PLC (United Kingdom)	5,725,000	288,551
Sanofi-Aventis	7,160,800	681,349
UCB NV	7,296,059	359,048
Smith & Nephew PLC	38,987,200	346,252
Chugai Pharmaceutical Co., Ltd.	16,132,400	292,581
Novartis AG	4,613,960	256,508
Merck KGaA	2,560,400	243,405
Shionogi & Co., Ltd.	7,420,000	121,713
Essilor	1,250,000	111,513
Gedeon Richter Ltd.	453,400	91,472
Elan Corp., PLC (ADR)[1]	3,000,000	43,320
		6,466,908

TELECOMMUNICATION SERVICES — 7.61%
América Móvil SA de CV, Series L (ADR)	33,648,000	1,152,780
América Móvil SA de CV, Series L	21,540,000	36,748
Koninklijke KPN NV	54,855,000	618,355
Vodafone Group PLC	285,094,779	597,071
Telekom Austria AG	19,619,056	462,526
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk[2]	518,454,200	395,575
Tele Norte Leste Participações SA, ordinary nominative	762,130	16,892
Tele Norte Leste Participações SA, preferred nominative	16,764,775	279,568
Tele Norte Leste Participações SA, preferred nominative (ADR)	130,000	2,168
Teléfonos de México, SA de CV (ADR)	12,683,600	285,127
Teléfonos de México, SA de CV	8,400,000	9,490
Telefónica, SA	15,941,093	250,223
Portugal Telecom, SGPS, SA	15,795,000	191,643
China Mobile (Hong Kong) Ltd.	32,000,000	168,054
Singapore Telecommunications Ltd.	90,508,500	148,393
France Télécom, SA	6,573,000	147,870
China Unicom Ltd.	176,248,000	143,099
KT Corp.	2,335,060	93,850
KT Corp. (ADR)	2,172,880	46,282
Telenor ASA	12,500,000	134,534
Mobile Telesystems OJSC (ADR)	3,554,000	117,637
Bharti Tele-Ventures Ltd.[1]	12,507,000	116,058
BT Group PLC	30,000,000	115,751
Philippine Long Distance Telephone Co.	2,976,260	112,229
KDDI Corp.	20,000	106,864
Advanced Info Service PCL	42,980,000	101,240
SK Telecom Co., Ltd. (ADR)	4,255,575	100,389
BCE Inc.	3,145,196	75,807
China Netcom Group Corp. (Hong Kong) Ltd. (ADR)	1,592,800	56,401
Telecomunicações de Sao Paulo SA, preferred nominative	2,061,761	51,091
Telecom Italia SpA, nonvoting	15,605,000	41,575
		6,175,290

ENERGY — 6.83%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	9,263,000	802,824
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	1,068,850	85,348
Royal Dutch Shell PLC, Class B	9,583,091	311,789
Royal Dutch Shell PLC, Class B (ADR)	1,874,848	122,146
Royal Dutch Shell PLC, Class A	7,325,000	229,246
Royal Dutch Shell PLC, Class A (ADR)	1,000,000	62,260
Norsk Hydro ASA	3,375,000	467,834
Norsk Hydro ASA (ADR)	250,000	34,585
MOL Magyar Olaj- és Gázipari Rt.	4,846,200	497,649
Canadian Natural Resources, Ltd.	8,180,000	454,873
Petro-Canada	8,600,000	408,078
Oil & Natural Gas Corp. Ltd.	13,814,400	407,273
Reliance Industries Ltd.	20,420,718	365,144
SK Corp.	5,003,780	335,783
Nexen Inc.	4,308,231	237,357
TOTAL SA	701,100	185,002
Cameco Corp.	4,000,000	143,947
Husky Energy Inc.	1,900,000	115,016
ENI SpA	3,500,000	99,610
OAO NOVATEK (GDR)[3]	1,197,600	46,108
OAO NOVATEK (GDR)	925,000	35,613
Repsol YPF, SA	2,172,800	61,733
PetroChina Co. Ltd.	36,000,000	37,580
		5,546,798

CONSUMER STAPLES — 6.03%
Nestlé SA	2,802,250	831,586
Seven & I Holdings Co., Ltd.	16,087,000	636,811
Koninklijke Ahold NV1	70,836,332	557,236
Groupe Danone	2,578,000	315,917
Diageo PLC	19,706,500	310,475
METRO AG	4,975,000	255,138
Tesco PLC	43,889,561	251,724
L’Oréal SA	2,400,000	211,487
Shinsegae Co., Ltd.	450,155	205,248
Unilever PLC	19,106,185	195,587
Unilever NV	2,722,800	189,107
Wal-Mart de México, SA de CV	64,835,718	171,126
Coca-Cola HBC SA	4,669,583	145,122
Woolworths Ltd.	8,410,292	113,327
Pernod Ricard Co.	540,000	103,482
Fomento Económico Mexicano, SA de CV (ADR)	935,600	85,757
Gallaher Group PLC	5,550,866	81,038
Foster’s Group Ltd.	19,950,000	75,807
Uni-Charm Corp.	1,538,900	75,559
Coca-Cola FEMSA, SA de CV	13,500,000	45,171
Koninklijke Numico NV1	840,000	37,173
		4,893,878

MATERIALS — 5.17%
Nitto Denko Corp.	6,179,900	524,441
Bayer AG	12,655,000	507,111
Cemex, SA de CV, ordinary participation certificates, units (ADR)	5,378,256	351,093
POSCO	1,315,000	339,036
Harmony Gold Mining Co. Ltd.[1]	18,181,600	295,876
Cía. Vale do Rio Doce, preferred nominative	3,700,000	159,957
Cía. Vale do Rio Doce, ordinary nominative (ADR)	2,000,000	97,060
AngloGold Ashanti Ltd.	4,275,000	228,186
Barrick Gold Corp.	4,080,000	111,139
Barrick Gold Corp. (Canada)	3,537,838	96,305
Kuraray Co., Ltd.	16,637,500	195,602
Siam Cement PCL	26,121,400	172,148
Lonmin PLC	3,450,000	159,676
Gold Fields Ltd.	6,107,500	133,570
BHP Billiton PLC	6,000,000	109,650
Ivanhoe Mines Ltd.[1]	10,160,000	96,629
UPM-Kymmene Corp.	4,000,000	94,544
BASF AG	1,170,500	91,794
JSR Corp.	3,000,000	89,195
Stora Enso Oyj	5,394,843	83,046
Holcim Ltd.	1,028,571	81,870
Kaneka Corp.	4,100,000	49,143
L’Air Liquide	224,000	46,645
Clariant Ltd.[1]	2,295,000	35,549
Yara International ASA	1,580,000	25,146
Rio Tinto PLC	375,000	19,044
LANXESS AG1	210,000	7,893
		4,201,348

INDUSTRIALS — 4.77%
Siemens AG	6,854,000	640,028
Asahi Glass Co., Ltd.	38,439,000	574,365
Mitsubishi Corp.	15,700,000	357,424
FANUC LTD	3,050,000	293,548
Nippon Express Co., Ltd.	47,489,900	269,481
Fraport AG	3,316,649	252,463
Sandvik AB	3,792,000	224,646
Mitsui & Co., Ltd.	12,449,000	179,988
Marubeni Corp.	30,000,000	156,983
Singapore Airlines Ltd.	17,788,000	154,075
Bombardier Inc.[1]	39,396,400	114,770
Capita Group PLC	14,197,623	113,384
Metso Oyj	2,500,000	96,513
Ryanair Holdings PLC (ADR)[1]	1,700,463	93,015
Macquarie Infrastructure Group	31,044,081	84,640
Bharat Heavy Electricals Ltd.	1,500,000	75,605
JS Group Corp.	2,390,000	51,365
MISC Berhad	18,871,600	48,690
Wesfarmers Ltd.	1,180,000	29,453
Qantas Airways Ltd.	9,309,391	23,583
Contax Participações SA	16,764,775	20,927
Contax Participações SA, ordinary nominative[1]	762,130	1,268
Contax Participações SA, preferred nominative (ADR)	130,000	162
Vedior NV	848,285	16,626
		3,873,002

UTILITIES — 2.93%
RAO Unified Energy System of Russia (GDR)	12,315,100	841,121
E.ON AG	3,948,000	434,560
Veolia Environnement	5,335,400	296,384
National Grid PLC	20,936,428	208,318
Gas Natural SDG, SA	6,510,000	188,511
Hong Kong and China Gas Co. Ltd.	50,000,000	120,821
RWE AG	1,230,000	107,075
Scottish Power PLC	10,070,000	101,860
Korea Electric Power Corp.	1,915,960	80,456
		2,379,106

MISCELLANEOUS — 3.03%
Other common stocks in initial period of acquisition		2,457,274

Total common stocks (cost: $51,199,754,000)		73,941,926

Warrants — 0.04%

FINANCIALS — 0.04%
ING Groep NV, warrants, expire 2008[1]	1,730,000	33,342

Total warrants (cost: $46,430,000)		33,342

Convertible securities — 0.02%	Principal amount (000)

FINANCIALS — 0.02%
Fairfax Financial Holdings Ltd. 5.00% convertible debentures 2023[3]	$20,000	16,800

Total convertible securities (cost: $20,366,000)		16,800

	Principal amount	Market value
Short-term securities — 8.63%	(000)	(000)

Federal Home Loan Bank 4.373%-4.65% due 4/17-6/7/2006	$490,900	$487,415
Spintab AB (Swedmortgage) 4.43%-4.76% due 4/4-6/1/2006	296,200	295,223
Total Capital SA 4.40%-4.755% due 4/6-6/7/2006[3]	294,000	292,622
Stadshypotek Delaware Inc. 4.52%-4.64% due 4/24-5/8/2006[3]	142,900	142,436
Svenska Handelsbanken Inc. 4.425%-4.75% due 4/5-6/5/2006	130,200	129,748
Freddie Mac 4.52%-4.60% due 5/1-5/30/2006	227,700	226,269
Westpac Banking Corp. 4.695% due 5/24/2006[3]	100,000	99,314
Westpac Trust Securities NZ Ltd. 4.62%-4.88% due 5/8-6/30/2006[3]	125,000	123,866
Amsterdam Funding Corp. 4.58%-4.76% due 4/7-5/16/2006[3]	220,000	219,036
Royal Bank of Canada 4.705% due 5/15/2006	50,000	49,994
Old Line Funding, LLC 4.56%-4.68% due 4/10-5/12/2006[3]	146,580	146,147
Thunder Bay Funding, LLC 4.56% due 4/4/2006[3]	20,000	19,990
Dexia Delaware LLC 4.525%-4.645% due 4/7-5/10/2006	215,000	214,266
Allied Irish Banks N.A. Inc. 4.57%-4.865% due 4/28-6/30/2006[3]	200,000	198,902
Fannie Mae 4.57%-4.76% due 5/24-6/28/2006	199,600	197,637
Danske Corp. 4.575%-4.81% due 4/18-5/30/2006[3]	194,200	193,267
HSBC USA Inc. 4.44%-4.86% due 4/6-6/27/2006	190,000	189,243
Depfa Bank PLC 4.57%-4.895% due 4/4-6/26/2006	134,000	133,990
Depfa Bank PLC 4.525% due 4/5/2006[3]	50,000	49,976
Toyota Motor Credit Corp. 4.50%-4.68% due 4/6-5/11/2006	157,300	156,800
Toyota Credit de Puerto Rico Corp. 4.63% due 5/3/2006	20,000	19,920
Barton Capital LLC 4.50%-4.81% due 4/3-6/5/2006[3]	175,000	174,485
U.S. Treasury Bills 4.33%-4.385% due 4/27-5/4/2006	170,540	169,913
ING (U.S.) Funding LLC 4.54%-4.69% due 4/11-5/25/2006	169,600	168,980
Sheffield Receivables Corp. 4.58%-4.76% due 4/3-5/1/2006[3]	116,500	116,166
Barclays U.S. Funding Corp. 4.675% due 5/22/2006	50,000	49,662
BASF AG 4.51%-4.63% due 4/19-5/8/2006[3]	165,300	164,669
American Honda Finance Corp. 4.50%-4.54% due 4/11-4/25/2006	162,000	161,639
Nestlé Capital Corp. 4.51%-4.52% due 4/4-4/12/2006[3]	82,400	82,309
Alcon Capital Corp. 4.50% 4/7/2006[3]	50,000	49,956
Citigroup Funding Inc. 4.52%-4.81% due 4/4-6/14/2006	126,200	125,442
Toronto-Dominion Holdings USA Inc. 4.545%-4.55% due 4/21-4/24/2006[3]	125,000	124,671
BMW U.S. Capital Corp. 4.51%-4.71% due 4/12-5/22/2006[3]	125,000	124,603
Bank of Ireland 4.555%-4.68% due 4/18-5/23/2006[3]	124,000	123,554
HBOS Treasury Services PLC 4.62%-4.75% due 5/10-6/9/2006	116,500	115,675
IXIS Commercial Paper Corp. 4.58%-4.67% due 4/20-5/12/2006[3]	110,000	109,605
GlaxoSmithKline Finance PLC 4.53%-4.60% due 4/19-5/11/2006	110,000	109,588
Private Export Funding Corp. 4.53%-4.59% due 5/9-5/15/2006[3]	110,000	109,421
DaimlerChrysler Revolving Auto Conduit LLC II 4.58%-4.81% due 4/4-5/30/2006	104,304	103,622
UBS Finance (Delaware) LLC 4.58%-4.72% due 4/21-5/18/2006	103,600	103,223
Canadian Imperial Bank of Commerce 4.53% due 4/18/2006	50,000	49,997
Canadian Imperial Holdings Inc. 4.53% due 4/10/2006	50,000	49,943
KfW International Finance Inc. 4.53% due 4/26/2006[3]	95,000	94,705
ANZ National (International) Ltd. 4.67%-4.69% due 5/10-5/23/2006[3]	88,500	87,952
Shell International Finance BV 4.50%-4.51% due 4/3-4/11/2006	84,300	84,237
Swedish Export Credit Corp. 4.675%-4.81% due 4/21-6/27/2006	76,600	76,117
Calyon North America Inc. 4.50% due 4/3/2006	75,000	74,981
International Bank for Reconstruction and Development 4.42% due 4/7/2006	75,000	74,943
BNP Paribas Finance Inc. 4.654% due 5/12/2006	75,000	74,612
CBA (Delaware) Finance Inc. 4.63%-4.64% due 4/27-4/28/2006	74,200	73,938
Rabobank USA Financial Corp. 4.53% due 4/17/2006	50,000	49,898
Caisse d’Amortissement de la Dette Sociale 4.50% due 4/10/2006	49,800	49,743
Bank of America Corp. 4.685% due 5/24/2006	50,000	49,655
Scotiabank Inc. 4.88% due 6/30/2006[3]	50,000	49,400
Tennessee Valley Authority 4.445% due 4/13/2006	36,504	36,445
Canada Government 4.71% due 5/26/2006	30,000	29,786
Royal Bank of Scotland PLC 4.535% due 4/20/2006	27,200	27,137
Statoil ASA 4.56% due 4/6/2006	25,000	24,981
Bank of Montreal 4.51% due 4/13/2006	25,000	24,963
Siemens Capital Co. LLC 4.57% due 5/5/2006	25,000	24,894
National Australia Funding (Delaware) Inc. 4.68% due 4/10/2006[3]	17,300	17,278
British Columbia Hydro and Power Authority 4.57% due 4/10/2006	7,000	6,991

Total short-term securities (cost: $7,005,349,000)		7,005,840

Total investment securities (cost: $58,271,899,000)		80,997,908
Other assets less liabilities		198,222

Net assets		$81,196,130

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees.
3Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
The total value of all such restricted securities was $2,977,871,000, which represented 3.67% of the net assets of the fund.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

MFGEFP-916-0506-S4549

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and
Board of Trustees of
EuroPacific Growth Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of EuroPacific Growth Fund (the “Fund”) as of March 31, 2006, and for the year then ended and have issued our report thereon dated May 11, 2006, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of March 31, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
May 11, 2006
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By /s/ Mark E. Denning
Mark E. Denning, President and PEO

Date: June 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark E. Denning
Mark E. Denning, President and PEO

Date: June 8, 2006

By /s/ R. Marcia Gould
R. Marcia Gould, Treasurer and PFO

Date: June 8, 2006